EXHIBIT 10.64

REVOLVING LINE OF CREDIT

LOAN AGREEMENT

 (ACCOUNTS RECEIVABLE AND INVENTORY)

This Revolving Line of Credit Loan Agreement (this “Agreement”) is entered into by and between Kure Corp., a Florida corporation (“Borrower”) and Level Brands, Inc., a North Carolina corporation (“Lender”) as of December 12th, 2017.

RECITALS

Borrower desires to obtain from Lender a revolving line of credit (“Loan”) and Lender is willing to make the Loan, with the proceeds to be used to finance, in part, Borrower’s purchase of certain prefabricated intermodal container building systems in order to increase Borrower’s Vape and Vape related products market share.

AGREEMENT

NOW, THEREFORE in consideration of the premises and the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. LOAN.

1.1 REVOLVING LINE OF CREDIT. Subject to the terms and conditions contained herein and in the other documents, instruments and agreements executed in connection with the Loan and the security therefor (“Loan Documents”), Lender will establish for Borrower the Loan as a revolving line of credit against which Lender will make advances (“Advances”) from time to time for the purpose of providing working capital to Borrower. Subject to the terms hereof, Borrower shall have the right to obtain Advances, repay Advances and obtain additional Advances; however, all of the Advances hereunder shall be viewed as a single loan. At no time shall the unpaid principal balance of the Loan exceed Five Hundred Thousand Dollars ($500,000) (“Maximum Amount”).

1.2 ADVANCES. Subject to the terms and conditions hereof, Advances of the Loan will be made in amounts not to exceed an aggregate of the Maximum Amount.

1.3 NOTE. The Loan shall be evidenced by a promissory note (“Note”) of even date herewith in a form prepared and approved by Lender in the Maximum Amount, payable in accordance with the terms thereof. Interest on the principal amount outstanding from time to time shall be charged as provided in the Note and should such rate of interest as calculated thereunder exceed that allowed by law, the applicable rate of interest will be the maximum rate of interest allowed by applicable law.

1.4 PREPAYMENTS. If for any reason the aggregate principal amount of the Loan outstanding at any time shall exceed the Maximum Amount to be borrowed in accordance with Section 1.2 hereof, Borrower, without notice or demand, shall immediately make a principal payment to Lender in an amount equal to such excess plus accrued and unpaid interest hereon. Borrower may from time to time, prepay all or part of the outstanding principal balance of the Loan.

2. SECURITY.

 As security for the payment of the Note, the Loan, and all other liabilities and obligations of Borrower to Lender, now existing or hereafter created, Borrower shall grant to Lender a security interest in all of Borrower’s inventory, accounts receivable, rights to payment and such other property (“Property”), as more particularly described in one or more security agreements (“Security Agreements”) executed by Borrower and delivered to Lender in form and substance satisfactory to Lender, in its sole and absolute discretion. The Security Agreements shall grant to Lender a security interest in and to the Property, except as otherwise expressly provided therein.

3. ADVANCES.

3.1 CONDITIONS PRECEDENT TO ADVANCES. Lender shall have no obligation to make any Advance, as determined by Lender in its sole and absolute discretion.

3.2 REQUEST FOR ADVANCES. Advances may be made by Lender at the oral or written request of authorized persons, either one acting alone, who are authorized to request Advances and direct disposition of any such Advances until written notice of the revocation of such authority is received from Borrower by Lender. Each request by Borrower for an Advance shall constitute a reaffirmation, as of the date of such request, of all of the representations and warranties of Borrower contained in this Agreement and in the other Loan Documents.

3.3 NO WAIVER. No Advance shall constitute a waiver of any of the conditions to any further Advances nor, in the event Borrower is unable to satisfy any such condition, shall any such Advance have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default (as hereinafter defined).

4. STOCK ISSUANCE FEE. As additional consideration for Lender’s commitment to make Advances, Borrower agrees to issue to Lender, which shall be non-refundable to Borrower, shall be held and retained by Lender as its sole property and shall not be applied to any payments due under the Loan Documents, one hundred thousand (100,000) shares of Common Stock of Borrower.

5. EVENTS OF DEFAULT.

5.1 EVENTS OF DEFAULT. The occurrence of one or more of the following events shall constitute an Event of Default under this Agreement:

(a) There shall occur an event of default under any of the Loan Documents;

(b) If any representation or warranty made by Borrower to Lender contained herein or in any of the other Loan Documents proves to have been untrue in any material respect when made; or

(c) Borrower shall be in default in the payment or performance of any material obligation under any indenture, contract, mortgage, deed of trust or other agreement or instrument to which Borrower is a party or by which it is bound.

6. REMEDIES OF LENDER UPON DEFAULT.

6.1 REMEDIES. After any Event of Default has occurred and is continuing for a period of 10 days thereafter, Lender may, without presentment, demand, protest or further notice of any kind (all of which are hereby expressly waived) and, notwithstanding the provisions contained in any other document or instrument executed or to be executed by Borrower to Lender hereunder or contained in any other agreement, take any one or more of the following actions:

(a) Declare the entire principal and any accrued interest on the Loan, together with all costs and expenses, to be immediately due and payable, and to enforce payment thereof by any means permitted by law or in equity;

(b) Without accelerating payment, enforce the payment of sums of principal and interest then due (including any penalty interest or late payment charges);

(c) Require Borrower to take or refrain from taking any action which may be necessary to cure such Event of Default and to obtain affirmative or negative injunctions or restraining orders with respect thereto;

(d) Obtain the appointment of a receiver of the business and assets of Borrower;

(e) File suit for any sums owing or for damages; and

(f) Exercise any other remedy or right provided in law or in equity or permitted under this Agreement, the Security Agreements or any of the other Loan Documents.

6.2 REMEDIES CUMULATIVE. Any and all remedies conferred upon Lender shall be deemed cumulative with, and nonexclusive of any other remedy conferred hereby or by law, and Lender in the exercise of any one remedy shall not be precluded from the exercise of any other.

7. WAIVER.

Any waiver of any of the terms of this Agreement by Lender shall not be construed as a waiver of any other terms of this Agreement, and no waiver shall be effective unless made in writing. The failure of Lender to exercise any right with respect to the declaration of any default shall not be deemed or construed to constitute a waiver by, or to preclude Lender from exercising any right with respect to such default at a later date or with respect to any subsequent default by Borrower.

8. NOTICES.

Any notices required or permitted to be given pursuant to the Loan Documents shall be in writing and shall be given by personal delivery or by mailing the same by United States mail, postage prepaid, to the other party’s last known address. Any such notice shall be deemed received for purposes of this Agreement upon delivery if given by personal delivery or ten (10) days after the mailing thereof if given by mail. If either party desires to change the address to which notices are to be sent it shall do so in writing and deliver the same to the other party in accordance with the notice provisions set forth above.

9. MISCELLANEOUS.

9.1 PARTIES. This Agreement is made solely between Borrower and Lender, no other person shall have any right of action hereunder. The parties expressly agree that no person shall be a third-party beneficiary to this Agreement.

9.2 INDEMNITY. Borrower agrees to and shall indemnify, hold harmless and defend Lender from any liability, claims or losses resulting from the disbursement of the proceeds of the Loan or from the condition of the Property whether arising during or after the term of the Loan. This provision shall survive repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability, claims or losses exists.

9.3 ENTIRE AGREEMENT. This Agreement, together with all other Loan Documents, constitutes the entire agreement of the parties hereto and thereto, and no prior agreement or understanding with respect to the Loan, whether written or oral and including, but not limited to, any loan commitment issued by Lender to Borrower, shall be of any further force or effect, all such other prior agreements and commitments having been superseded in their entirety by the Loan Documents.

9.4 ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, administrators, heirs, successors and assigns; provided, however, that neither this Agreement nor any rights or obligations hereunder shall be assignable by Borrower without the prior express written consent of Lender first had any obtained, and any purported assignment made in contravention hereof shall be void. Lender may assign any part of or all of the Loan and its rights and obligations hereunder at any time in its sole discretion. Lender may participate all or any portion of the Loan to such other party or parties as Lender shall select.

9.5 GOVERNING LAW. This Agreement and each of the Loan Documents shall be construed in accordance with and governed by the internal law, and not the law of conflicts, of the State of North Carolina.

9.6 TIME. Time is of the essence hereof.

9.7 SEVERABILITY. If any term or provision of this Agreement of any other Loan Document, or the application thereof to any circumstance, shall be invalid, illegal or unenforceable to any extent, such term or provision shall not invalidate or render unenforceable any other term or provision of this Agreement or any other Loan Document, or the application of such term or provision to any other circumstance. To the extent permitted by law, the parties hereto hereby waive any provision of law that renders any term or provision hereof invalid or unenforceable in any respect.

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above written.

Level Brands, Inc.

By:
Martin A. Sumichrast, CEO

Kure Corp.

By:
Craig Brewer, CEO